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Exhibit 99.1

SIMON PROPERTY GROUP

Overview

The Company

        Simon Property Group, Inc. ("SPG") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. (the "Operating Partnership") is a subsidiary partnership of SPG. Shares of SPG are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc. ("SRC", and together with SPG, the "Company"). The Company and the Operating Partnership (collectively the "Simon Group") are engaged primarily in the ownership, operation, management, leasing, acquisition, expansion and development of real estate properties, primarily regional malls and community shopping centers.

        At June 30, 2002, the Company, directly or through the Operating Partnership, owned or had an interest in 251 properties which consisted of regional malls, community shopping centers, and specialty and mixed-use properties containing an aggregate of 187 million square feet of gross leasable area (GLA) in 36 states and eight assets in Europe and Canada.

        On January 13, 2002, the Company announced a joint agreement with The Rouse Company and Westfield America Trust to purchase the assets of Rodamco North America N.V. (Rodamco) for $5.3 billion. The transaction was completed on May 3, 2002. The portfolio acquired by the Company consists primarily of interests in 13 high-quality, highly productive regional malls in the United States, as well as ownership interests in other real estate assets. The Company's share of the gross Rodamco consideration was approximately $1.6 billion, including the assumption of $579 million of property-level debt and preferred stock.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of June 30, 2002, for the Company and the Operating Partnership. To enhance our financial and operational disclosures, we have added several items to this supplemental package including: balance sheet and income statement data, analysis of other income and expense, EBITDA composition and asset mix, top tenants, and construction-in-progress.

        Certain statements contained in this Supplemental Package may constitute "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that forward-looking statements involve risks and uncertainties, which may affect the business and prospects of the Company and the Operating Partnership. We direct you to the Company's various filings with the Securities and Exchange Commission including Form 10-K and Form 10-Q for a detailed discussion of risks and uncertainties.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

SIMON PROPERTY GROUP

Overview

Reporting Calendar

        Quarterly results for the remainder of the year will be announced according to the following approximate schedule:

Third Quarter	October 31, 2002
Fourth Quarter and Year-End	Early February 2003

Stock Information

        Simon Property Group, Inc. common stock and three issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6.5% Series B Convertible Preferred	SPGPrB
8.75% Series F Cumulative Preferred	SPGPrF
7.89% Series G Cumulative Preferred	SPGPrG

Corporate Ratings

Standard & Poor's	BBB+ (stable outlook)
Moody's	Baa1 (stable outlook)

SIMON PROPERTY GROUP

Overview

Corporate Governance Statement by David Simon, Chief Executive Officer

        Over the past several months, there has been significant discussion in the public markets regarding the integrity of periodic reporting processes and the involvement of senior executives in those processes. One of the outgrowths of this situation is the recent SEC directive requiring the CEO and CFO of each major U.S. public company to attest to his or her personal knowledge of the accuracy of the public financial information contained in their companies' SEC filings.

        Let me say this emphatically, it is "normal course of business" here at Simon for all material items and transactions to be discussed at length among all members of senior management and reviewed with our Board. One of the hallmarks of our reporting procedures at Simon Property Group is the ongoing involvement in the financial reporting processes and detailed review of results by the chief accounting officer, chief financial officer, chief operating officer and me.

        The SEC's directive is not completely new for us. If you look back at the SPG annual reports for recent years, you will find that we have been doing a similar validation as our "Report of Management." Steve Sterrett and I have signed this report each and every year since 1997 and will continue to do so in the future.

        Our company may have its roots in an entrepreneurial real estate environment, but I assure you that we operate as a public company, not a private one. We have a very involved Board and a finance-savvy Audit Committee. We have in place well-developed policies and procedures within our organization. Be assured that we will continue to keep abreast of all new requirements of the applicable governing bodies and take the actions necessary as these rules and regulations are put forth. As requirements are finalized, we will develop, with our Board's input and assistance, appropriate policies and procedures to assure compliance.

        Highlights of Simon Property Group's current corporate governance policies are as follows:

  •
  Board of Directors—a majority of the Company's directors have always been independent (under the standards established by our corporate charter)

  •
  All audit committee and compensation committee members are independent directors

  •
  Directors are elected annually—it is not a staggered Board

  •
  There is no "poison pill" in the corporate charter

  •
  Our stock option plans do not allow for repricing of options

  •
  Effective in January of 2002, we changed our accounting policy for stock options and will now record the value of stock options granted as compensation expense.

        We are closely monitoring pending proposals to require changes in standards for corporate governance. To the extent that our policies and procedures do not comply with the standards ultimately adopted, we will promptly modify our policies and procedures to ensure compliance.

Simon Property Group Economic Ownership Structure(1)
June 30, 2002

(1)
Schedule excludes preferred stock (see "Preferred Stock/Units Outstanding") and units not convertible into common stock.

(2)
Managing general partner of Simon Property Group, L.P.

(3)
Shares of Simon Property Group, Inc. ("SPG") are paired with beneficial interests in shares of stock of SPG Realty Consultants, Inc.

(4)
The number of outstanding shares of common stock of SPG exceeds the number of Simon Property Group, L.P. units owned by SPG by 1,670,944. This is the result of the direct ownership of Ocean County Mall by SPG, partially offset by units issued to SPG in exchange for Northshore Mall.

(5)
Executive management excludes Simon family members.

SIMON PROPERTY GROUP
Changes in Common Shares and Unit Ownership
For the Period from December 31, 2001 through June 30, 2002

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2001	63,930,350	173,806,306
Issuance of Stock for Stock Option Exercises	—	584,823
Conversion of Series A Preferred Shares into Common Stock	—	1,912,335
Conversion of Units into Common Stock	(173,442)	173,442
Conversion of Units into Cash	(7,845)	—
Restricted Stock Forfeitures	—	(12,588)
Number Outstanding at June 30, 2002	63,749,063	176,464,318

Total Common Shares and Units Outstanding at June 30, 2002:

240,213,381(2)

Details for Diluted Common Shares Outstanding:
Company Common Shares Outstanding at June 30, 2002	176,464,318
Number of Common Shares Issuable Assuming Conversion of:
Series A Preferred 6.5% Convertible(3)	684
Series B Preferred 6.5% Convertible(3)	12,490,773
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)	616,054
Diluted Common Shares Outstanding at June 30, 2002	189,571,829

Fully Diluted Common Shares and Units Outstanding at June 30, 2002:

253,320,892

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and units not convertible into common shares.

(2)
Excludes preferred units relating to preferred stock outstanding (see Schedule of Preferred Stock Outstanding).

(3)
Conversion terms provided in footnotes (1) and (2) on page 42 of this document.

(4)
Based upon the weighted average stock price for the first six months of 2002.

SIMON PROPERTY GROUP

Selected Financial Information

As of June 30, 2002

Unaudited

(In thousands, except as noted)

	As of or for the Three Months Ended June 30,		As of or for the Six Months Ended June 30,
	2002	2001	2002		2001
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$517,480	$488,270	$1,012,427		$978,946
Total EBITDA of the Simon Group Portfolio(5)	$560,019	$517,913	$1,083,726		$1,032,664
Simon Group's Share of EBITDA(5)	$424,690	$390,882	$817,181		$781,567
Net Income Available to Common Shareholders	$173,170	$36,746	$203,176	(6)	$67,685
Basic Net Income per Paired Share	$0.99	$0.21	$1.17	(6)	$0.39
Diluted Net Income per Paired Share	$0.97	$0.21	$1.16	(6)	$0.39
FFO of the Simon Portfolio	$216,059	$189,195	$406,034		$366,764
Basic FFO Allocable to the Companies	$158,074	$137,530	$296,955		$266,293
Diluted FFO Allocable to the Companies	$167,892	$146,997	$316,253		$285,038
Basic FFO per Paired Share	$0.91	$0.80	$1.70		$1.55
Diluted FFO per Paired Share	$0.89	$0.79	$1.67		$1.53
Distributions per Paired Share	$0.550	$0.525	$1.075		$1.050
Operational Statistics
Occupancy at End of Period:
Regional Malls(1)			91.5%		90.3%
Community Shopping Centers(2)			87.9%		87.9%
Average Base Rent per Square Foot:
Regional Malls(1)			$30.03		$28.84
Community Shopping Centers(2)			$10.00		$9.72
Releasing Spread, Regional Malls:
Opening Base Rent per Square Foot			$39.59		$36.41
Closing Base Rent per Square Foot			$32.20		$28.25
Releasing Spread per Square Foot			$7.39		$8.16
Percentage Increase			23.0%		28.9%
Regional Malls:
Total Tenant Sales Volume, in millions(3)(4)			$7,823		$7,370
Comparable Sales per Square Foot(4)			$390		$388
Total Sales per Square Foot(4)			$384		$380
Number of U.S. Properties Open at End of Period			251		250
Total U.S. GLA at End of Period (in millions of square feet)			187.0		184.9

(1)
Includes mall and freestanding stores.

(2)
Owned GLA, including anchors.

(3)
Represents only those tenants who report sales.

(4)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes only mall and freestanding stores less than 10,000 square feet.

(5)
Excludes technology initiatives.

(6)
Includes net gains from the sale of real estate of $170.3 million, or $0.67 per share.

SIMON PROPERTY GROUP

Selected Financial Information

As of June 30, 2002

Unaudited

(In thousands, except as noted)

	June 30, 2002	December 31, 2001
Equity Information
Limited Partner Units Outstanding at End of Period	63,749	63,930
Paired Shares Outstanding at End of Period	176,464	173,806

Total Common Shares and Units Outstanding at End of Period	240,213	237,736

Basic Weighted Average Paired Shares Outstanding(1)	174,192	172,669
Diluted Weighted Average Number of Equivalent Paired Shares(1)	189,151	187,430
Debt Information
Consolidated Debt	$9,597,064	$8,841,378
Simon Group's Share of Joint Venture Debt	$2,293,998	$2,392,523
Debt-to-Market Capitalization
Common Stock Price at End of Period	$36.84	$29.33
Equity Market Capitalization(2)	$9,848,226	$7,968,576
Total Consolidated Capitalization	$19,445,290	$16,809,954
Total Capitalization—Including Simon Group's Share of JV Debt	$21,739,288	$19,202,477
	As of or for the Six Months Ended June 30,
	2002	2001
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$1,512	$5,726
Joint Venture Properties	$1,305	$336
Simon Group's Share of Joint Venture Properties	$641	$158

(1)
For purposes of computing FFO per share.

(2)
Market value of Common Stock, Units and all issues of Preferred Stock of SPG.

        On this and the following page, we present balance sheet and income statement data intended to report the Company's economic ownership of the entire SPG portfolio. While these statements were not prepared in accordance with GAAP, we believe that they do reflect SPG's proportionate economic ownership of each asset in the SPG portfolio.

Simon Property Group, Inc. and SPG Realty Consultants, Inc.
Balance Sheets—Including Pro-Rata Share of Real Estate Joint Ventures
As of June 30, 2002

	Consolidated	Minority Interest	SPG's Share of Real Estate Joint Ventures	Total
ASSETS:
Investment properties, at cost	$13,742,228	(144,210)	$4,443,738	$18,041,756
Less—accumulated depreciation	2,011,324	(42,937)	514,625	2,483,012

	11,730,904	(101,273)	3,929,113	15,558,744
Cash and cash equivalents	223,253	(24,261)	79,981	278,973
Tenant receivables and accrued revenue, net	252,686	(16,345)	63,411	299,752
Notes and advances receivable from Management Company and affiliates	131,549	—	—	131,549
Investment in unconsolidated entities, at equity	1,799,793	—	(1,711,348)	88,445
Goodwill, net	37,212	—	—	37,212
Deferred costs and other assets, net	322,480	(55,952)	71,397	337,925
Minority interest, net	14,358	(14,358)	—	—

Total assets	$14,512,235	$(212,189)	$2,432,554	$16,732,600

LIABILITIES:
Mortgages and other indebtedness	$9,597,064	$(147,011)	$2,293,998	$11,744,051
Accounts payable and accrued expenses	492,032	(62,179)	94,835	524,688
Cash distributions and losses in partnerships and joint ventures, at equity	25,883	—	—	25,883
Accrued dividends	17,641	—	—	17,641
Other liabilities	150,567	(2,999)	43,721	191,289

Total liabilities	10,283,187	(212,189)	2,432,554	12,503,552

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIPS	837,074	—	—	837,074
LIMITED PARTNERS' PREFERRED INTEREST IN THE SPG OPERATING PARTNERSHIP	150,852	—	—	150,852
SHAREHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 16,830,075 and 16,879,896 issued and outstanding, respectively. Liquidation values $858,024 and $907,845, respectively	814,041	—	—	814,041
Common stock, $.0001 par value, 400,000,000 shares authorized, 175,358,873 and 172,700,861 issued and outstanding, respectively	17	—	—	17
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 3,200,000 issued and outstanding	1	—	—	1
Class C common stock, $.0001 par value, 4,000 shares authorized, issued and outstanding	—	—	—	—
CAPITAL STOCK OF SPG REALTY CONSULTANTS, INC.:
Common stock, $.0001 par value, 7,500,000 shares authorized, 1,785,629 and 1,759,049 issued and outstanding, respectively	—	—	—	—
Capital in excess of par value	3,414,286	—	—	3,414,286
Accumulated deficit	(912,150)	—	—	(912,150)
Accumulated other comprehensive income	(7,286)	—	—	(7,286)
Unamortized restricted stock award	(15,269)	—	—	(15,269)
Common stock held in treasury at cost, 2,098,555 shares	(52,518)	—	—	(52,518)

Total shareholders' equity	3,241,122	—	—	3,241,122

	$14,512,235	$(212,189)	$2,432,554	$16,732,600

Simon Property Group, Inc. and SPG Realty Consultants, Inc.
Statements of Operations—Including Pro-Rata Share of Real Estate Joint Ventures
For Six Months Ended June 30, 2002

	Consolidated	Minority Interest	SPG's Share of Real Estate Joint Ventures	Total
REVENUE:
Minimum rent	$629,877	(13,598)	183,975	$800,254
Overage rent	15,222	(670)	3,553	18,105
Tenant reimbursements	307,754	(5,267)	88,884	391,371
Other income	59,574	(789)	9,082	67,867

Total revenue	1,012,427	(20,324)	285,494	1,277,597

EXPENSES:
Property operating	175,414	(3,002)	47,486	219,898
Depreciation and amortization	227,187	(3,838)	68,962	292,311
Real estate taxes	105,225	(987)	28,912	133,150
Repairs and maintenance	35,526	(1,016)	12,488	46,998
Advertising and promotion	23,639	(513)	6,919	30,045
Provision for credit losses	4,712	(28)	960	5,644
Other	17,838	(1,618)	7,213	23,433

Total operating expenses	589,541	(11,002)	172,940	751,479

OPERATING INCOME	422,886	(9,322)	112,554	526,118
Interest Expense	298,497	(4,764)	77,233	370,966

Income before minority interest	124,389	(4,558)	35,321	155,152
Minority interest	(4,558)	4,558	—	—
Gain on sales of assets and partnership interests, net	170,307	—	—	170,307

Income before unconsolidated entities	290,138	—	35,321	325,459
Loss from MerchantWired, LLC	(32,742)			(32,742)
Income (Loss) from unconsolidated entities	43,250	—	(35,321)	7,929 (a)

Income before extraordinary items, and cumulative effect of accounting change	300,646	—	—	300,646
Extraordinary items	16,139		—	16,139
Cumulative effect of accounting change	—	—		—

Income before allocation to limited partners	316,785	—	—	316,785
LESS:
Limited partners' interest in the Operating Partnerships	75,104	—	—	75,104
Preferred distributions of the SPG Operating Partnership	5,670	—	—	5,670

NET INCOME	236,011	—	—	236,011
Preferred dividends	(32,835)	—	—	(32,835)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$203,176	$—	$—	$203,176

RECONCILIATION TO FFO:
Income before extraordinary items, and cumulative effect of accounting change ("IBEC")	300,646			300,646
Less:
Joint Venture IBEC	(35,321)		35,321	—
Minority Interest IBEC	4,558	(4,558)		—

IBEC	269,883	(4,558)	35,321	300,646
Plus:
Depreciation and amortization from combined consolidated properties	226,445			226,445
Our share of depreciation and amortization from unconsolidated affiliates	4,485		68,804	73,289
Gain on sale of real estate	(170,307)			(170,307)
Our share of impairment charge and writeoff from MerchantWired LLC, net of tax benefit	26,695			26,695
Less:
Management Company gain on sale of real estate	(8,400)			(8,400)
Minority interest portion of depreciation and amortization and extraordinary items		(3,829)		(3,829)
Preferred distributions (Including those of subdisiaries)	(38,505)			(38,505)

Our FFO	310,296	(8,387)	104,125	406,034

% of Total FFO:	76.42%	-2.07%	25.64%	100.00%

(a)
Total Income(Loss) from Unconsolidated entities relates to income(loss) from the Management Company

  Basis of Presentation: The consolidated amounts shown above are prepared on a consistent basis with the consolidated financial statements prepared by the Companies and included in their combined periodic filings.

  The Real Estate Joint Ventures column was derived on a property by property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

SIMON PROPERTY GROUP
Analysis of Consolidated Other Income and Other Expense
As of June 30, 2002
(In thousands)

	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2002	2001		2002	2001
Other Income
Interest Income	$5,953	$7,175		$11,799	$15,030
Lease Settlement Income	1,520	5,602		6,903	7,335
Gains (Losses) on Land Sales	8,108	1,229		15,975	2,420
SBV/SBN Revenues (2)	3,288	3,882		7,391	13,972
Income from Hedging Activity	7,840	—		7,840	—
Kimsward Fee	—	5,708	(1)	—	5,708	(1)
Other	5,368	3,709		9,666	7,988

Totals	$32,077	$27,305		$59,574	$52,453

Other Expense
Ground Rent	$3,528	$3,214		$6,811	$6,706
Professional Fees	1,440	1,362		2,906	3,041
Costs/Losses from Hedging Activity	(4,684)	—		750	—
Agostinelli Litigation Settlement Costs	2,035	—		3,035	—
Other	2,524	2,185		4,336	3,799

Totals	$4,843	$6,761		$17,838	$13,546

(1)
Additional income of $18 million relating to the Kimsward transaction was recorded in the Management Company.

(2)
Additional SBV and SBN revenues are recorded in consolidated minimum rent, on joint venture properties, and in the Management Company.

SIMON PROPERTY GROUP
EBITDA Composition and Asset Mix
For the Six Months Ended June 30, 2002

Geographic Diversification of
Regional Mall Portfolio(1)

Asset Mix of Portfolio

(1)
Based on total EBITDA
Northeast - PA, NY, VT, NH, ME, MA, NJ, CT and RI
Mideast - KY, WV, MD, DE, VA, NC and SC
Southeast - TN, MS, AL, GA and FL
Southwest - TX, OK, LA and AR
West North Central - ND, SD, NE, KS, MN, IA and MO
East North Central - WI, MI, OH, IN and IL
Mountain - NV, AZ, NM, UT, CO, ID, MT and WY
Pacific - CA, OR and WA

SIMON PROPERTY GROUP
Portfolio GLA, Occupancy & Rent Data
As of June 30, 2002

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Total Owned GLA	% of Owned GLA Which is Leased	Avg. Annualized Base Rent Per Leased Sq. Ft. of Owned GLA
Regional Malls
—Anchor	101,971,022	30,062,145	27.9%	96.2%	$4.06
—Mall Store	58,836,537	58,788,641	54.5%	91.6%	$30.73
—Freestanding	3,925,926	2,012,985	1.9%	89.3%	$10.10

Subtotal	62,762,463	60,801,626	56.4%	91.5%	$30.03
Regional Mall Total	164,733,485	90,863,771	84.3%	93.1%
Community Shopping Centers
—Anchor	12,051,681	7,480,383	6.9%	88.5%	$8.07
—Mall Store	4,303,923	4,218,165	3.9%	83.5%	$14.00
—Freestanding	832,080	376,469.4%		93.1%	$7.45

Community Ctr. Total	17,187,684	12,075,017	11.2%	87.9%	$10.00
Office Portion of Mixed-Use Properties	3,403,499	3,403,499	3.1%	82.8%	$24.76
Other(1)	1,705,661	1,473,120	1.4%
GRAND TOTAL	187,030,329	107,815,407	100.00%
Occupancy History
As of	Regional Malls(2)	Community Shopping Centers(3)
6/30/02	91.5%	87.9%
6/30/01	90.3%	87.9%
12/31/01	91.9%	90.0%
12/31/00	91.8%	91.5%
12/31/99	90.6%	88.6%
12/31/98	90.0%	91.4%
12/31/97	87.3%	91.3%

(1)
Assets held for sale

(2)
Includes mall and freestanding stores.

(3)
Owned GLA, including anchors.

SIMON PROPERTY GROUP
Rent Information
As of June 30, 2002

Average Base Rent

As of	Mall & Freestanding Stores at Regional Malls	% Change	Community Shopping Centers	% Change
6/30/02	$30.03	4.1%	$10.00	2.9%
6/30/01	28.84	4.4%	9.72	6.6%
12/31/01	$29.28	3.4%	$9.83	5.0%
12/31/00	28.31	3.6	9.36	12.0
12/31/99	27.33	6.3	8.36	8.9
12/31/98	25.70	8.7	7.68	3.2
12/31/97	23.65	14.4	7.44	(2.7)

Rental Rates

	Base Rent(1)
			Amount of Change
Year	Store Openings During Period	Store Closings During Period
			Dollar	Percentage
Regional Malls:
2002 (YTD)	$39.59	$32.20	$7.39	23.0%
2001	$34.88	$29.10	$5.78	19.9%
2000	35.13	29.24	5.89	20.1
1999	31.25	24.55	6.70	27.3
1998	27.33	23.63	3.70	15.7
1997	29.66	21.26	8.40	39.5
Community Shopping Centers:
2002 (YTD)	$9.99	$9.10	$.89	9.8%
2001	$12.79	$9.30	$3.49	37.5%
2000	14.21	11.51	2.70	23.5
1999	10.26	7.44	2.82	37.9
1998	10.43	10.95	(0.52)	(4.7)
1997	8.63	9.44	(0.81)	(8.6)

(1)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2002

Year	Number of Leases Expiring	Square Feet	Expiring Avg. Base Rent per Square Foot
Regional Malls—Mall Stores & Freestanding
2002 (7/1 - 12/31)	739	884,164	$32.75
2003	2,002	4,737,574	$30.77
2004	1,932	4,811,724	$30.48
2005	1,816	5,341,548	$30.14
2006	1,868	5,297,451	$30.15
2007	1,713	4,951,100	$32.41
2008	1,436	4,816,562	$31.86
2009	1,424	4,536,527	$29.96
2010	1,560	4,706,395	$33.82
2011	1,435	4,513,129	$31.67
2012	870	3,131,864	$31.59
2013 and Thereafter	203	3,185,436	$18.41
Regional Malls—Anchor Tenants
2002 (7/1 - 12/31)	2	261,359	$2.27
2003	14	1,596,896	$2.56
2004	24	2,366,762	$3.47
2005	24	2,958,181	$2.25
2006	24	2,969,543	$2.55
2007	17	1,843,647	$2.12
2008	21	2,471,752	$3.78
2009	16	1,986,791	$2.82
2010	14	1,392,776	$4.01
2011	14	1,474,515	$4.98
2012	17	2,160,513	$4.94
2013 and Thereafter	58	6,840,652	$6.18
Community Centers—Mall Stores & Freestanding
2002 (7/1 - 12/31)	80	104,763	$12.38
2003	156	519,173	$12.71
2004	169	524,164	$13.78
2005	202	646,874	$14.82
2006	138	527,557	$14.25
2007	93	436,096	$12.08
2008	21	153,181	$11.61
2009	13	92,996	$12.63
2010	27	218,607	$13.74
2011	29	189,267	$14.60
2012	15	90,135	$16.27
2013 and Thereafter	11	160,727	$6.21

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Lease Expirations(1)
As of June 30, 2002

Year	Number of Leases Expiring	Square Feet	Expiring Avg. Base Rent per Square Foot
Community Centers—Anchor Tenants
2002 (7/1 - 12/31)	3	79,942	$7.78
2003	12	339,033	$6.62
2004	9	305,410	$5.90
2005	13	423,319	$8.28
2006	16	661,891	$5.67
2007	16	607,159	$5.71
2008	9	237,172	$11.00
2009	13	530,990	$7.27
2010	18	694,835	$9.23
2011	7	162,359	$11.97
2012	10	478,851	$8.86
2013 and Thereafter	36	1,866,181	$9.16

(1)
Does not consider the impact of options to renew that may be contained in leases.

SIMON PROPERTY GROUP
Top Regional Mall Tenants
As of June 30, 2002
(Square Feet in 000's)

Top 15 In-Line Retail Tenants (sorted by percentage of total base minimum rent)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Limited	585	4,128	2.2%	5.3%
The Gap, Inc.	352	3,621	1.9%	3.1%
Foot Locker	419	1,634	0.9%	2.4%
Zale Corporation	439	477	0.3%	1.9%
Luxottica Group S.P.A	344	596	0.3%	1.3%
Abercrombie & Fitch	109	825	0.4%	1.1%
Best Buy Company	173	713	0.4%	1.0%
Hallmark Cards	211	687	0.4%	1.0%
Trans World Entertainment	119	679	0.4%	0.9%
Charming Shoppes	131	791	0.4%	0.8%
The Wet Seal, Inc.	136	535	0.3%	0.8%
Barnes & Noble, Inc.	143	706	0.4%	0.7%
Borders Group	119	571	0.3%	0.7%
American Eagle Outfitters, Inc.	112	539	0.3%	0.7%
KB Consolidated	142	529	0.3%	0.7%

Top 15 Anchors (sorted by percentage of total square footage)

Tenant	Number of Stores	Square Feet	Percent of Total Sq. Ft.	Percent of Total Base Min. Rent
Sears	134	20,230	10.8%	0.5%
Federated Dept. Stores	90	17,614	9.4%	0.9%
J.C. Penney Co., Inc.	120	17,069	9.1%	1.2%
Dillard's Dept. Stores	87	12,688	6.8%	0.2%
The May Dept. Stores	85	12,300	6.6%	0.3%
Saks Incorporated	42	4,845	2.6%	1.1%
Target Corporation	27	3,149	1.7%	0.0%
Nordstrom, Inc.	14	2,611	1.4%	0.1%
Belk, Inc.	15	1,680	0.9%	0.1%
Elder-Beerman Stores	6	504	0.3%	0.1%
Boscov's Department Stores, Inc.	3	496	0.3%	0.1%
Kohl's Dept. Stores	7	613	0.3%	0.0%
Neiman Marcus Group	4	562	0.3%	0.0%
TJX Companies, Inc.	7	286	0.2%	0.2%
Burlington Coat Factory	4	354	0.2%	0.1%

SIMON PROPERTY GROUP
Property Listing (sorted by state)
As of June 30, 2002

					Gross Leasable Area
Property Name	State	City	Type	Ownership	Total	Anchor	Mall & Freestanding
Regional Malls:
McCain Mall	AR	N. Little Rock	Mall	100.0%	777,179	554,156	223,023
University Mall	AR	Little Rock	Mall	100.0%	565,094	412,761	152,333
Metrocenter	AZ	Phoenix	Mall	50.0%	1,367,120	876,027	491,093
Southgate Mall	AZ	Yuma	Mall	100.0%	321,574	252,264	69,310
Brea Mall	CA	Brea	Mall	100.0%	1,314,534	874,802	439,732
Fashion Valley Mall	CA	San Diego	Mall	50.0%	1,710,009	1,053,305	656,704
Laguna Hills Mall	CA	Laguna Hills	Mall	100.0%	867,129	536,500	330,629
Santa Rosa Plaza	CA	Santa Rosa	Mall	100.0%	696,579	428,258	268,321
Shops at Mission Viejo	CA	Mission Viejo	Mall	100.0%	1,148,795	677,215	471,580
Westminster Mall	CA	Westminster	Mall	100.0%	1,044,523	541,939	502,584
Aurora Mall	CO	Aurora	Mall	100.0%	1,014,059	566,015	448,044
Mesa Mall	CO	Grand Junction	Mall	50.0%	856,222	425,817	430,405
Crystal Mall	CT	Waterford	Mall	74.6%	793,452	442,311	351,141
Aventura Mall	FL	Miami Beach	Mall	33.3%	1,899,444	1,242,098	657,346
Avenues, The	FL	Jacksonville	Mall	25.0%	1,110,154	754,956	355,198
Boynton Beach Mall	FL	Boynton Beach	Mall	100.0%	1,184,740	885,101	299,639
Coral Square	FL	Coral Springs	Mall	97.2%	943,991	648,144	295,847
Cordova Mall	FL	Pensacola	Mall	100.0%	870,444	507,073	363,371
Crystal River Mall	FL	Crystal River	Mall	100.0%	423,942	302,495	121,447
Dadeland Mall	FL	North Miami Beach	Mall	50.0%	1,405,600	1,062,072	343,528
DeSoto Square	FL	Bradenton	Mall	100.0%	690,720	435,467	255,253
Edison Mall	FL	Fort Myers	Mall	100.0%	1,042,643	742,667	299,976
Florida Mall, The	FL	Orlando	Mall	50.0%	1,632,083	1,045,085	586,998
Gulf View Square	FL	Port Richey	Mall	100.0%	804,273	568,882	235,391
Indian River Mall	FL	Vero Beach	Mall	50.0%	747,997	445,552	302,445
Lake Square Mall	FL	Leesburg	Mall	50.0%	561,292	296,033	265,259
Melbourne Square	FL	Melbourne	Mall	100.0%	729,381	471,173	258,208
Miami International Mall	FL	South Miami	Mall	47.8%	973,051	683,308	289,743
Orange Park Mall	FL	Orange Park (Jacksonville)	Mall	100.0%	925,500	534,180	391,320
Paddock Mall	FL	Ocala	Mall	100.0%	559,940	387,378	172,562
Palm Beach Mall	FL	West Palm Beach	Mall	100.0%	1,092,633	749,288	343,345
Port Charlotte Town Center	FL	Port Charlotte	Mall	80.0%	780,768	458,554	322,214
Seminole Towne Center	FL	Sanford (Orlando)	Mall	45.0%	1,153,628	768,798	384,830
The Shops @ Sunset Place	FL	Miami	Mall	37.5%	503,658	—	503,658
Town Center at Boca Raton	FL	Boca Raton	Mall	100.0%	1,555,261	1,061,076	494,185
Treasure Coast Square	FL	Jensen Beach	Mall	100.0%	871,883	511,372	360,511
Tyrone Square	FL	St. Petersburg	Mall	100.0%	1,127,754	748,269	379,485
University Mall	FL	Pensacola	Mall	100.0%	707,514	478,449	229,065
Gwinnett Place	GA	Duluth (Atlanta)	Mall	50.0%	1,276,483	843,609	432,874
Lenox Square	GA	Atlanta	Mall	100.0%	1,480,157	821,356	658,801
Mall of Georgia	GA	Buford (Atlanta)	Mall	50.0%	1,785,676	989,590	796,086
Northlake Mall	GA	Atlanta	Mall	100.0%	961,999	665,745	296,254
Phipps Plaza	GA	Atlanta	Mall	100.0%	821,027	472,385	348,642
Town Center at Cobb	GA	Kennesaw (Atlanta)	Mall	50.0%	1,273,016	851,346	421,670

Lindale Mall	IA	Cedar Rapids	Mall	50.0%	691,623	305,563	386,060
NorthPark Mall	IA	Davenport	Mall	50.0%	1,057,126	651,533	405,593
Southern Hills Mall	IA	Sioux City	Mall	50.0%	748,695	313,577	435,118
SouthRidge Mall	IA	Des Moines	Mall	50.0%	1,008,088	497,806	510,282
Alton Square	IL	Alton	Mall	100.0%	639,220	426,315	212,905
Lincolnwood Town Center	IL	Lincolnwood	Mall	100.0%	422,256	220,830	201,426
Machesney Park Mall	IL	Rockford	Mall	100.0%	554,975	312,920	242,055
Northfield Square Mall	IL	Bourbonnais	Mall	31.6%	558,191	310,994	247,197
Northwoods Mall	IL	Peoria	Mall	100.0%	695,502	472,969	222,533
Orland Square	IL	Orland Park	Mall	100.0%	1,216,487	773,295	443,192
River Oaks Center	IL	Calumet City	Mall	100.0%	1,362,393	834,588	527,805	(1)
SouthPark Mall	IL	Moline	Mall	50.0%	1,031,137	578,056	453,081
White Oaks Mall	IL	Springfield	Mall	77.0%	951,365	601,708	349,657
Castleton Square	IN	Indianapolis	Mall	100.0%	1,461,141	1,082,021	379,120
Circle Centre	IN	Indianapolis	Mall	14.7%	792,673	350,000	442,673
College Mall	IN	Bloomington	Mall	100.0%	706,885	439,766	267,119
Eastland Mall	IN	Evansville	Mall	50.0%	898,479	532,955	365,524
Fashion Mall at Keystone	IN	Indianapolis	Mall	100.0%	655,394	249,721	405,673	(1)
Greenwood Park Mall	IN	Greenwood	Mall	100.0%	1,328,186	898,928	429,258
Lafayette Square	IN	Indianapolis	Mall	100.0%	1,215,048	937,223	277,825
Markland Mall	IN	Kokomo	Mall	100.0%	393,009	252,444	140,565
Mounds Mall	IN	Anderson	Mall	100.0%	404,353	277,256	127,097
Muncie Mall	IN	Muncie	Mall	100.0%	656,709	435,756	220,953
Richmond Square	IN	Richmond	Mall	100.0%	391,217	260,562	130,655
Tippecanoe Mall	IN	Lafayette	Mall	100.0%	859,333	568,373	290,960
University Park Mall	IN	Mishawaka	Mall	60.0%	941,904	622,508	319,396
Washington Square	IN	Indianapolis	Mall	100.0%	1,139,821	832,326	307,495
Hutchinson Mall	KS	Hutchinson	Mall	100.0%	525,672	277,665	248,007
Towne East Square	KS	Wichita	Mall	100.0%	1,216,051	788,281	427,770
Towne West Square	KS	Wichita	Mall	100.0%	965,780	628,971	336,809
West Ridge Mall	KS	Topeka	Mall	100.0%	1,040,323	716,811	323,512
Prien Lake Mall	LA	Lake Charles	Mall	100.0%	812,001	631,762	180,239
South Park Mall	LA	Shreveport	Mall	100.0%	857,546	618,915	238,631
Arsenal Mall	MA	Watertown (Boston)	Mall	100.0%	501,838	191,395	310,443	(1)
Atrium Mall	MA	Chestnut Hill (Boston)	Mall	49.1%	209,378	—	209,378
Auburn Mall	MA	Auburn (Boston)	Mall	49.1%	597,521	417,620	179,901
Burlington Mall	MA	Burlington (Boston)	Mall	100.0%	1,253,120	836,236	416,884
Cape Cod Mall	MA	Hyannis	Mall	49.1%	723,846	420,199	303,647
Emerald Square	MA	North Attleboro	Mall	49.1%	1,022,564	647,372	375,192
Greendale Mall	MA	Worcester (Boston)	Mall	49.1%	432,004	132,634	299,370	(1)
Liberty Tree Mall	MA	Danvers (Boston)	Mall	49.1%	856,842	498,000	358,842
Mall at Chestnut Hill, The	MA	Newton (Boston)	Mall	47.2%	478,141	297,253	180,888
Northshore Mall	MA	Peabody (Boston)	Mall	49.1%	1,684,621	989,277	695,344
Solomon Pond Mall	MA	Marlborough	Mall	49.1%	880,923	506,591	374,332
South Shore Plaza	MA	Braintree (Boston)	Mall	100.0%	1,438,298	847,603	590,695
Square One Mall	MA	Saugus (Boston)	Mall	49.1%	865,291	540,101	325,190
Bowie Town Center	MD	Bowie (Washington, D.C.)	Mall	100.0%	664,299	338,567	325,732
Forest Village Park Mall	MD	Forestville (Washington, D.C.)	Mall	100.0%	417,182	242,666	174,516
St. Charles Towne Center	MD	Waldorf (Washington, D.C.)	Mall	100.0%	1,044,875	640,797	404,078

Mall of America	MN	Bloomington (Minneapolis)	Mall	50.0%	2,778,892	1,220,305	1,558,587
Maplewood Mall	MN	Minneapolis	Mall	100.0%	907,904	578,060	329,844
Miller Hill Mall	MN	Duluth	Mall	100.0%	807,125	429,508	377,617
Battlefield Mall	MO	Springfield	Mall	100.0%	1,184,669	770,111	414,558
Independence Center	MO	Independence	Mall	100.0%	1,022,303	499,284	523,019
Biltmore Square	NC	Asheville	Mall	66.7%	494,236	242,576	251,660
SouthPark Mall	NC	Charlotte	Mall	100.0%	1,094,259	789,342	304,917
Crossroads Mall	NE	Omaha	Mall	100.0%	858,610	609,669	248,941
Mall at Rockingham Park	NH	Salem	Mall	24.6%	1,020,594	638,111	382,483
Mall of New Hampshire	NH	Manchester	Mall	49.1%	806,239	444,889	361,350
Pheasant Lane Mall	NH	Nashua	Mall	100.0%	968,768	656,535	312,233
Bergen Mall	NJ	Paramus(NYC)	Mall	100.0%	900,439	453,260	447,179
Brunswick Square	NJ	Brunswick (NYC)	Mall	100.0%	771,630	467,626	304,004
Livingston Mall	NJ	Livingston (NYC)	Mall	100.0%	986,051	616,128	369,923
Menlo Park Mall	NJ	Edison (NYC)	Mall	100.0%	1,309,483	587,591	721,892	(1)
Ocean County Mall	NJ	Toms River	Mall	100.0%	872,373	596,500	275,873
Rockaway Townsquare	NJ	Rockaway (NYC)	Mall	100.0%	1,247,279	786,626	460,653
Cottonwood Mall	NM	Albuquerque	Mall	100.0%	1,041,157	631,556	409,601
Forum Shops at Caesars	NV	Las Vegas	Mall	60.0%	483,859	—	483,859
Chautauqua Mall	NY	Lakewood	Mall	100.0%	431,160	213,320	217,840
Eastern Hills Mall	NY	Williamsville (Buffalo)	Mall	100.0%	993,821	713,070	280,751
Jefferson Valley Mall	NY	Yorktown Heights	Mall	100.0%	587,496	310,095	277,401
Nanuet Mall	NY	Nanuet (NYC)	Mall	100.0%	915,491	583,711	331,780
Roosevelt Field	NY	Garden City (NYC)	Mall	100.0%	2,178,387	1,430,425	747,962
Smith Haven Mall	NY	Lake Grove (NYC)	Mall	25.0%	1,361,407	902,595	458,812
Source, The	NY	Westbury (NYC)	Mall	25.0%	728,584	210,798	517,786
Walt Whitman Mall	NY	Huntington Station	Mall	98.3%	1,017,510	742,214	275,296
Westchester, The	NY	White Plains (NYC)	Mall	40.0%	826,798	349,393	477,405
Great Lakes Mall	OH	Mentor (Cleveland)	Mall	100.0%	1,314,984	879,300	435,684
Lima Mall	OH	Lima	Mall	100.0%	745,903	541,861	204,042
North Towne Square	OH	Toledo	Mall	100.0%	747,688	480,230	267,458
Richmond Town Square	OH	Richmond Heights (Cleveland)	Mall	100.0%	1,020,789	685,251	335,538
Southern Park Mall	OH	Boardman	Mall	100.0%	1,197,336	811,858	385,478
Summit Mall	OH	Akron	Mall	100.0%	763,492	432,936	330,556
Upper Valley Mall	OH	Springfield	Mall	100.0%	750,634	479,418	271,216
Woodville Mall	OH	Northwood	Mall	100.0%	772,394	518,792	253,602
Eastland Mall	OK	Tulsa	Mall	100.0%	706,555	452,877	253,678
Heritage Park Mall	OK	Midwest City	Mall	100.0%	604,886	382,700	222,186
Penn Square Mall	OK	Oklahoma City	Mall	94.4%	1,076,124	689,818	386,306
Woodland Hills Mall	OK	Tulsa	Mall	47.2%	1,091,510	709,447	382,063
Century III Mall	PA	West Mifflin (Pittsburgh)	Mall	100.0%	1,284,483	725,360	559,123
Cheltenham Square	PA	Philadelphia	Mall	100.0%	636,947	364,106	272,841
Granite Run Mall	PA	Media (Philadelphia)	Mall	50.0%	1,047,449	500,809	546,640
Ross Park Mall	PA	Pittsburgh	Mall	100.0%	1,276,333	827,015	449,318
South Hills Village	PA	Pittsburgh	Mall	100.0%	1,113,010	655,987	457,023

Anderson Mall	SC	Anderson	Mall	100.0%	624,049	404,394	219,655
Haywood Mall	SC	Greenville	Mall	100.0%	1,244,341	913,633	330,708
Empire Mall	SD	Sioux Falls	Mall	50.0%	1,058,636	497,341	561,295
Rushmore Mall	SD	Rapid City	Mall	50.0%	835,224	470,660	364,564
Knoxville Center	TN	Knoxville	Mall	100.0%	981,333	597,028	384,305
Oak Court Mall	TN	Memphis	Mall	100.0%	851,851	535,000	316,851	(1)
Raleigh Springs Mall	TN	Memphis	Mall	100.0%	918,010	691,230	226,780
West Town Mall	TN	Knoxville	Mall	50.0%	1,334,042	878,311	455,731
Wolfchase Galleria	TN	Memphis	Mall	94.4%	1,266,224	761,648	504,576
Amigoland Mall	TX	Brownsville	Mall	100.0%	556,597	332,773	223,824
Barton Creek Square	TX	Austin	Mall	100.0%	1,244,049	777,266	466,783
Broadway Square	TX	Tyler	Mall	100.0%	618,054	427,730	190,324
Cielo Vista Mall	TX	El Paso	Mall	100.0%	1,191,812	793,716	398,096
Highland Mall	TX	Austin	Mall	50.0%	1,090,685	732,000	358,685
Houston Galleria	TX	Houston	Mall	31.5%	1,755,647	753,616	1,002,031
Ingram Park Mall	TX	San Antonio	Mall	100.0%	1,129,097	751,704	377,393
Irving Mall	TX	Irving	Mall	100.0%	1,123,961	726,574	397,387
La Plaza Mall	TX	McAllen	Mall	100.0%	1,214,965	788,896	426,069
Lakeline Mall	TX	Austin	Mall	100.0%	1,100,405	745,179	355,226
Longview Mall	TX	Longview	Mall	100.0%	613,849	402,843	211,006
Midland Park Mall	TX	Midland	Mall	100.0%	619,214	339,113	280,101
North East Mall	TX	Hurst (Ft. Worth)	Mall	100.0%	1,705,422	1,348,279	357,143
Richardson Square Mall	TX	Richardson (Dallas)	Mall	100.0%	738,209	454,881	283,328
Rolling Oaks Mall	TX	San Antonio	Mall	100.0%	738,036	460,857	277,179
Sunland Park Mall	TX	El Paso	Mall	100.0%	919,235	575,837	343,398
Valle Vista Mall	TX	Harlingen	Mall	100.0%	656,623	389,781	266,842
Trolley Square	UT	Salt Lake City	Mall	90.0%	221,982	—	221,982
Apple Blossom Mall	VA	Winchester	Mall	49.1%	443,183	229,011	214,172
Charlottesville Fashion Sq.	VA	Charlottesville	Mall	100.0%	571,999	381,153	190,846
Chesapeake Square	VA	Chesapeake	Mall	75.0%	797,155	524,463	272,692
Valley Mall	VA	Harrisonburg	Mall	50.0%	504,924	307,798	197,126
Virginia Center Commons	VA	Glen Allen (Richmond)	Mall	100.0%	786,745	506,639	280,106
Columbia Center	WA	Kennewick	Mall	100.0%	741,310	408,052	333,258
Northgate Mall	WA	Seattle	Mall	100.0%	1,012,189	688,391	323,798
Tacoma Mall	WA	Tacoma	Mall	100.0%	1,262,628	924,045	338,583
Bay Park Square	WI	Green Bay	Mall	100.0%	668,254	447,508	220,746
Forest Mall	WI	Fond Du Lac	Mall	100.0%	501,396	327,260	174,136
Memorial Mall	WI	Sheboygan	Mall	100.0%	348,543	233,308	115,235
Regional Malls Subtotal					164,379,166	101,460,561	62,918,605
Community Centers:
Plaza at Buckland Hills	CT	Manchester	Comm Cnt	35.0%	334,487	252,179	82,308
Gaitway Plaza	FL	Ocala	Comm Cnt	23.3%	229,972	155,721	74,251
Grove @ Lakeland Square	FL	Lakeland	Comm Cnt	100.0%	215,591	142,317	73,274
Highland Lakes Center	FL	Orlando	Comm Cnt	100.0%	478,014	372,316	105,698
Indian River Commons	FL	Vero Beach	Comm Cnt	50.0%	263,492	233,969	29,523
Royal Eagle Plaza	FL	Coral Springs	Comm Cnt	35.0%	199,030	124,479	74,551
Terrace @ the Florida Mall	FL	Orlando	Comm Cnt	100.0%	329,362	281,831	47,531
Waterford Lakes Town Center	FL	Orlando	Comm Cnt	100.0%	817,973	501,197	316,776

West Town Corners	FL	Altamonte Springs	Comm Cnt	23.3%	385,026	263,782	121,244
Westland Park Plaza	FL	Jacksonville	Comm Cnt	23.3%	163,154	123,548	39,606
Mall of Georgia Crossing	GA	Buford (Atlanta)	Comm Cnt	50.0%	440,612	357,726	82,886
Bloomingdale Court	IL	Bloomingdale	Comm Cnt	100.0%	598,762	425,886	172,876
Bridgeview Court	IL	Bridgeview	Comm Cnt	100.0%	273,678	216,491	57,187
Countryside Plaza	IL	Countryside	Comm Cnt	100.0%	435,608	290,216	145,392
Crystal Court	IL	Crystal Lake	Comm Cnt	35.0%	278,971	201,993	76,978
Forest Plaza	IL	Rockford	Comm Cnt	100.0%	429,250	325,170	104,080
Fox River Plaza	IL	Elgin	Comm Cnt	100.0%	322,997	276,096	46,901
Lake Plaza	IL	Waukegan	Comm Cnt	100.0%	215,498	170,789	44,709
Lake View Plaza	IL	Orland Park	Comm Cnt	100.0%	371,480	270,628	100,852
Lincoln Crossing	IL	O'Fallon	Comm Cnt	100.0%	161,337	134,935	26,402
Matteson Plaza	IL	Matteson	Comm Cnt	100.0%	275,455	230,885	44,570
North Ridge Plaza	IL	Joliet	Comm Cnt	100.0%	305,070	190,323	114,747
North Riverside Park Plaza	IL	North Riverside	Comm Cnt	100.0%	119,608	58,587	61,021
White Oaks Plaza	IL	Springfield	Comm Cnt	100.0%	400,303	275,703	124,600
Willow Knolls Court	IL	Peoria	Comm Cnt	35.0%	382,377	309,440	72,937
Yards Plaza, The	IL	Chicago	Comm Cnt	35.0%	272,452	228,813	43,639
Brightwood Plaza	IN	Indianapolis	Comm Cnt	100.0%	38,493	—	38,493
Eastland Convenience Center	IN	Evansville	Comm Cnt	50.0%	173,069	60,000	113,069
Greenwood Plus	IN	Greenwood	Comm Cnt	100.0%	165,481	134,141	31,340
Griffith Park Plaza	IN	Griffith	Comm Cnt	100.0%	274,230	175,595	98,635
Keystone Shoppes	IN	Indianapolis	Comm Cnt	100.0%	29,140	—	29,140
Markland Plaza	IN	Kokomo	Comm Cnt	100.0%	95,996	29,957	66,039
Mounds Mall Cinema	IN	Anderson	Comm Cnt	100.0%	7,500	7,500	—
Muncie Plaza	IN	Muncie	Comm Cnt	100.0%	172,651	145,456	27,195
New Castle Plaza	IN	New Castle	Comm Cnt	100.0%	91,648	24,912	66,736
Northwood Plaza	IN	Fort Wayne	Comm Cnt	100.0%	204,372	130,003	74,369
Teal Plaza	IN	Lafayette	Comm Cnt	100.0%	101,087	98,337	2,750
Tippecanoe Plaza	IN	Lafayette	Comm Cnt	100.0%	94,598	85,811	8,787
University Center	IN	Mishawaka	Comm Cnt	60.0%	150,548	104,359	46,189
Village Park Plaza	IN	Carmel	Comm Cnt	35.0%	528,241	414,027	114,214
Wabash Village	IN	West Lafayette	Comm Cnt	100.0%	124,536	109,388	15,148
Washington Plaza	IN	Indianapolis	Comm Cnt	100.0%	50,107	21,500	28,607
West Ridge Plaza	KS	Topeka	Comm Cnt	100.0%	237,858	182,161	55,697
Wichita	KS	Wichita	Comm Cnt	100.0%	370,181	205,938	164,243
Park Plaza	KY	Hopkinsville	Comm Cnt	100.0%	115,024	82,398	32,626
Glen Burnie	MD	Glen Burnie	Comm Cnt	100.0%	455,886	347,591	108,295
St. Charles Towne Plaza	MD	Waldorf	Comm Cnt	100.0%	404,907	291,705	113,202
Regency Plaza	MO	St. Charles	Comm Cnt	100.0%	287,526	210,627	76,899
Ridgewood Court	MS	Jackson	Comm Cnt	35.0%	240,662	185,939	54,723
Rockaway Convenience Ctr	NJ	Rockaway (NYC)	Comm Cnt	100.0%	135,626	20,929	114,697
Cobblestone Court	NY	Victor	Comm Cnt	35.0%	265,493	206,680	58,813
Boardman Plaza	OH	Youngstown	Comm Cnt	100.0%	641,025	375,502	265,523
Great Lakes Plaza	OH	Mentor	Comm Cnt	100.0%	164,104	142,229	21,875
Lima Center	OH	Lima	Comm Cnt	100.0%	201,154	153,860	47,294
Northland Plaza	OH	Columbus	Comm Cnt	100.0%	209,534	118,304	91,230
Eastland Plaza	OK	Tulsa	Comm Cnt	100.0%	188,229	152,451	35,778

Great Northeast Plaza	PA	Philadelphia	Comm Cnt	50.0%		298,242	240,525	57,717
Charles Towne Square	SC	Charleston	Comm Cnt	100.0%		199,693	199,693	—
Empire East	SD	Sioux Falls	Comm Cnt	50.0%		250,081	192,766	57,315
Knoxville Commons	TN	Knoxville	Comm Cnt	100.0%		180,463	91,483	88,980
Arboretum, The	TX	Austin	Comm Cnt	100.0%		212,133	35,773	176,360
Celina Plaza	TX	El Paso	Comm Cnt	100.0%		32,622	23,927	8,695
Ingram Plaza	TX	San Antonio	Comm Cnt	100.0%		111,518	—	111,518
Lakeline Plaza	TX	Austin	Comm Cnt	100.0%		344,693	275,321	69,372
Mainland Crossing	TX	Texas City	Comm Cnt	80.0%		390,987	306,158	84,829
Shops at North East Mall	TX	Hurst	Comm Cnt	100.0%		364,534	265,559	98,975
Chesapeake Center	VA	Chesapeake	Comm Cnt	100.0%		299,604	219,462	80,142
Fairfax Court	VA	Fairfax	Comm Cnt	26.3%		249,297	168,683	80,614
Martinsville Plaza	VA	Martinsville	Comm Cnt	100.0%		102,105	60,000	42,105
Memorial Plaza	WI	Sheboygan	Comm Cnt	100.0%		131,499	103,974	27,525
Community Centers Subtotal						18,085,936	12,815,644	5,270,292
Mixed-Used:
New Orleans Centre	LA	New Orleans	Mixed	100.0%		1,031,353	331,831	699,522	(1)
Copley Place	MA	Boston	Mall	98.2%	(2)	1,212,741	104,332	1,108,409	(1)
Fashion Centre at Pentagon	VA	Arlington (Washington, D.C.)	Mixed	50.0%		991,468	472,729	518,739	(1)
Mixed-Used Subtotal						3,235,562	908,892	2,326,670
Office:
O'Hare International Center	IL	Rosemont (Chicago)	Office	100.0%		512,318	—	512,318	(3)
Riverway	IL	Rosemont (Chicago)	Office	100.0%		817,347	—	817,347	(4)
Office Subtotal						1,329,665	—	1,329,665
Total Portfolio						187,030,329	115,185,097	71,845,232

(1)
Office space included as follows:

  River Oaks Mall—approx. 101,000 sq. ft.

  Fashion Mall at Keystone—approx. 30,000 sq. ft.

  Arsenal Mall—approx. 106,000 sq. ft.

  Greendale Mall—approx. 120,000 sq. ft.

  Menlo Park Mall—approx. 46,000 sq. ft.

  Oak Court Mall—approx. 128,000 sq. ft.

  New Orleans Centre—approx. 562,000 sq. ft.

  Copley Place—approx. 847,000 sq. ft.

  Fashion Centre at Pentagon—approx. 169,000 sq. ft.

(2)
Ownership increased from 31.5% to 98.2% on 7/19/02.
(3)
Includes approximately 13,000 sq. ft. of retail space.
(4)
Includes approximately 23,000 sq. ft. of retail space.

SIMON PROPERTY GROUP
Capital Expenditures
For the Six Months Ended June 30, 2002

(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon's Share
New Developments	$2.9	$40.6	(1)	$19.0	(1)
Renovations and Expansions	33.0	42.0		17.0
Tenant Allowances	26.9	6.2		2.5
Operational Capital Expenditures at Properties:
CAM Expenditures(2)	6.2	1.7		.7
Non-CAM Expenditures	5.3	2.8		1.3
Telecommunications Cabling Infrastructure	16.3	2.9		2.9

Totals	$90.6	$96.2		43.4
Plus (Less): Conversion from Accrual to Cash Basis	3.6	12.2
Capital Expenditures(3)	94.2	108.4

(1)
Does not include the Company's European initiatives (total cost of $72.5 million, SPG's share of $23.4 million).

(2)
Expenditure included in the pool of expenses allocated to tenants as Common Area Maintenance or CAM.

(3)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
Development Activity
As of June 30, 2002

Mall/ Location	Project Description	SPG's Ownership Percentage	Opening	Projected Cost (in millions) (1)		SPG's Share of Project Cost		Stabilized Rate of Return
New Development Projects Under Construction
Las Vegas Premium Outlets Las Vegas, NV	435,000 sf premium outlet center	50%	8/03	$88		$44		12%
Significant Renovation/Expansion Projects Under Construction
Barton Creek Square Austin, TX	Addition of Nordstrom (145,000 sf) and small shops (40,000 sf) in the former Montgomery Ward location	100%	8/03	$24		$24		10%
Bay Park Square Green Bay, WI	Addition of Younkers (140,000 sf) and small shops (67,000 sf) in the former Montgomery Ward location	100%	10/03	$19		$19		11%
Dadeland Mall Miami, FL	Expansion of Lord & Taylor (71,000 sf); remodel of Lord & Taylor, Saks Fifth Avenue and Burdines; mall renovation	50%	11/02 (renov) 11/03 (expan)	$29		$14.5		10%
Florida Mall Orlando, FL	Dillard's and JCPenney expansions, food court renovation (completed 1998); new Burdine's, small shop expansion and mall renovation (completed 1999); addition of Nordstrom (167,000 sf), small shops (30,000 sf), and new and expanded Lord & Taylor in former Parisian building (20,000 sf)	50%	9/02	$133		$66.5		8%
The Galleria Houston, TX	Mall renovation, addition of Nordstrom (218,000 sf), Foley's (250,000 sf), small shops (228,000 sf) and two parking decks	31%	3/03	$144		$45		10%
SouthPark Charlotte, NC	Addition of Nordstrom (153,000 sf) and an additional anchor pad, Hecht's expansion (60,000 sf) and renovation, Belk's expansion (46,000 sf) and renovation, addition of small shops (50,000 sf), three new parking decks and Cheesecake Factory and Maggiano's	100%	Spring 2004	$100	(2)	$100	(2)	8%
Other Renovation Projects Under Construction
Anderson Mall Anderson, SC
Charlottesville Fashion Square Charlottesville, VA
Jefferson Valley Mall Yorktown Heights, NY
SPG's Share of Project Cost = $19.4 million Stabilized Rate of Return = 14%

(1)
Total Projected Cost reflects net development costs. Total Projected Cost also includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(2)
Projected cost is subject to change as project scope has not been finalized.

SIMON PROPERTY GROUP
Land Held for Future Development and Construction-in-Progress
As of June 30, 2002
(In millions)

		Unconsolidated Entities
	Consolidated Properties	Total		Simon's Share
Land Held for Future Development	$28.4	$25.1		$12.6
Construction-in-Progress
Las Vegas Premium Outlets	—	$30.4		$15.2
Barton Creek Square	$11.3	—		—
Bay Park Square	8.2	—		—
Dadeland Mall	—	17.0		8.5
Florida Mall	—	36.4		18.2
The Galleria	—	67.3		20.9
SouthPark	49.7	—		—
Renovation projects under construction (Anderson Mall, Charlottesville Fashion Square and Jefferson Valley Mall)	5.1	—		—
All other projects	32.9	8.1		2.5
Total Construction-in-Progress	$107.2	$159.2	(1)	$65.3	(1)

(1)
Does not include the Company's European initiatives (total balance of $91.4 million; SPG's share of $29.5 million)

SIMON PROPERTY GROUP
SPG's Share of Total Debt Amortization and Maturities by Year
As of June 30, 2002
(In thousands)

Year		SPG's Share of Secured Consolidated Debt	SPG's Share of Unsecured Consolidated Debt		SPG's Share of Unconsolidated Joint Venture Debt	SPG's Share of Total Debt
2002		85,976	0		62,691	148,667
2003	1	552,695	1,000,000	(1)	196,207	1,748,901
2004	2	703,237	969,535		188,226	1,860,998
2005	3	220,315	660,000		367,493	1,247,808
2006	4	287,729	1,173,000		336,126	1,796,855
2007	5	344,169	930,000		201,261	1,475,430
2008	6	97,987	200,000		299,837	597,824
2009	7	401,824	450,000		83,957	935,781
2010	8	185,399	0		249,931	435,330
2011	9	365,660	200,000		176,122	741,782
2012	10	3,124	0		126,914	130,038
Thereafter		93,535	525,000		0	618,535

Subtotal Face Amounts		$3,341,650	$6,107,535		$2,288,765	$11,737,949

Premiums and Discounts on Indebtedness, Net		10,789	(9,920)		5,233	6,102

SPG's Share of Total Indebtedness		$3,352,439	$6,097,615		$2,293,998	$11,744,051

(1)
$322 million was repaid on the unsecured bridge facility on 7/1/02 with proceeds from a 9 million share common stock offering.

SIMON PROPERTY GROUP
Summary of Indebtedness
As of June 30, 2002
(In thousands)

	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg. Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate(1)	2,662,849	2,531,936	7.39%	5.9
Other Hedged Debt	157,000	145,250	3.38%	4.2
Floating Rate Debt	668,183	664,464	3.11%	2.1

Total Mortgage Debt	3,488,032	3,341,650	6.36%	5.0
Unsecured Debt
Fixed Rate	4,818,200	4,818,200	6.99%	5.1
Floating Rate Debt	176,335	176,335	2.48%	1.7

Subtotal	4,994,535	4,994,535	6.83%	4.9
Revolving Corporate Credit Facility	483,073	483,073	2.49%	3.8
Revolving Corporate Credit Facility (Hedged)	139,927	139,927	2.49%	3.8
Unsecured Bridge Facility	425,000	425,000	2.49%	0.8
Unsecured Term Loan	65,000	65,000	2.64%	1.7

Total Unsecured Debt	6,107,535	6,107,535	6.04%	4.5
Net Discount—Fixed Rate	(671)	(1,299)	N/A	N/A
Fair Value Interest Rate Swaps	2,168	2,168	N/A	N/A

Consolidated Mortgages and Other Indebtedness	9,597,064	9,450,054	6.15%	4.7

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	4,226,790	1,834,238	7.39%	5.7
Other Hedged Debt	897,900	343,319	2.79%	2.4
Floating Rate Debt	278,211	108,014	3.85%	1.8

Total Mortgage Debt	5,402,901	2,285,571	6.53%	5.0
Unsecured Floating Rate Debt	6,500	3,194	4.34%	3.0

Total Unsecured Debt	6,500	3,194	4.34%	3.0
Net Premium—Fixed Rate	10,437	5,233	N/A	N/A

Joint Venture Mortgages and Other Indebtedness	5,419,838	2,293,998	6.53%	5.1

SPG's Share of Total Indebtedness		11,744,051	6.23%	4.8

(1)
Includes $162,765 of variable rate debt, of which $126,734 is SPG's share, that is effectively fixed to maturity through the use of interest rate hedges.

SIMON PROPERTY GROUP
Summary of Indebtedness By Maturity
As of June 30, 2002
(In thousands)

Property Name		Maturity Date	Interest Rate	Total Indebtedness	SPG's Share of Indebtedness	Weighted Avg Interest Rate by Year
Consolidated Indebtedness
Fixed Rate Mortgage Debt:
North Riverside Park Plaza—1		09/01/02	9.38%	3,658	3,658
North Riverside Park Plaza—2		09/01/02	10.00%	3,285	3,285
South Park Mall (LA)—3	(7)	09/15/02	7.01%	2,000	2,000
Hutchinson Mall—2	(8)	09/15/02	6.81%	4,372	4,372
Hutchinson Mall—1	(8)	11/01/02	8.44%	10,974	10,974
Palm Beach Mall		12/15/02	7.50%	46,410	46,410

Subtotal 2002				70,699	70,699	7.80%
Principal Mutual Mortgages—Pool 1	(1),(7)	03/15/03	6.66%	76,950	76,950
Principal Mutual Mortgages—Pool 2	(1),(8)	03/15/03	6.62%	108,488	108,488
South Park Mall (LA)	(7)	06/15/03	7.25%	23,350	23,350
Century III Mall		07/01/03	6.78%	66,000	66,000

Subtotal 2003				274,788	274,788	6.72%
Battlefield Mall—1		01/01/04	7.50%	44,335	44,335
Battlefield Mall—2		01/01/04	6.81%	43,229	43,229
Forum Phase I—Class A-2		05/15/04	6.19%	44,386	26,632
Forum Phase II—Class A-2		05/15/04	6.19%	40,614	22,338
Forum Phase I—Class A-1		05/15/04	7.13%	46,996	28,198
Forum Phase II—Class A-1		05/15/04	7.13%	43,004	23,652
CMBS Loan—Fixed (encumbers 7 Properties)	(10)	12/15/04	7.31%	174,359	174,359
CMBS Loan—Variable (encumbers 7 Properties)	(4),(10)	12/15/04	6.20%	49,565	49,565

Subtotal 2004				486,488	412,307	6.99%
Tippecanoe Mall—1		01/01/05	8.45%	43,256	43,256
Tippecanoe Mall—2		01/01/05	6.81%	15,373	15,373
Melbourne Square		02/01/05	7.42%	37,527	37,527
Cielo Vista Mall—2		11/01/05	8.13%	1,116	1,116

Subtotal 2005				97,272	97,272	7.79%
Treasure Coast Square—1		01/01/06	7.42%	50,254	50,254
Treasure Coast Square—2		01/01/06	8.06%	11,736	11,736
Gulf View Square		10/01/06	8.25%	35,421	35,421
Paddock Mall		10/01/06	8.25%	28,171	28,171

Subtotal 2006				125,582	125,582	7.90%
Cielo Vista Mall—1	(3)	05/01/07	9.38%	52,488	52,488
Cielo Vista Mall—3	(3)	05/01/07	6.76%	37,415	37,415
Lakeline Mall		05/01/07	7.65%	70,042	70,042
McCain Mall—1	(3)	05/01/07	9.38%	24,509	24,509
McCain Mall—2	(3)	05/01/07	6.76%	17,270	17,270
Valle Vista Mall—1	(3)	05/01/07	9.38%	32,461	32,461
Valle Vista Mall—2	(3)	05/01/07	6.81%	7,678	7,678
Wolfchase Galleria		06/01/07	7.80%	75,996	71,813
University Park Mall		10/01/07	7.43%	59,500	35,700

Subtotal 2007				377,359	349,376	8.04%
Arsenal Mall—1		09/28/08	6.75%	33,639	33,639

Subtotal 2008				33,639	33,639	6.75%
College Mall—1	(2)	01/01/09	7.00%	38,884	38,884
College Mall—2	(2)	01/01/09	6.76%	11,526	11,526

Greenwood Park Mall—1	(2)	01/01/09	7.00%	32,567	32,567
Greenwood Park Mall—2	(2)	01/01/09	6.76%	59,551	59,551
Towne East Square—1	(2)	01/01/09	7.00%	51,407	51,407
Towne East Square—2	(2)	01/01/09	6.81%	24,020	24,020
Penn Square Mall		03/01/09	7.03%	72,622	68,625
Bloomingdale Court	(11)	10/01/09	7.78%	29,183	29,183
Forest Plaza	(11)	10/01/09	7.78%	16,006	16,006
Lake View Plaza	(11)	10/01/09	7.78%	21,276	21,276
Lakeline Plaza	(11)	10/01/09	7.78%	23,327	23,327
Lincoln Crossing	(11)	10/01/09	7.78%	3,222	3,222
Matteson Plaza	(11)	10/01/09	7.78%	9,370	9,370
Muncie Plaza	(11)	10/01/09	7.78%	8,100	8,100
Regency Plaza	(11)	10/01/09	7.78%	4,391	4,391
St. Charles Towne Plaza	(11)	10/01/09	7.78%	28,109	28,109
West Ridge Plaza	(11)	10/01/09	7.78%	5,661	5,661
White Oaks Plaza	(11)	10/01/09	7.78%	17,276	17,276

Subtotal 2009				456,498	452,501	7.24%
Trolley Square		08/01/10	9.03%	29,420	26,478
Coral Square		10/01/10	8.00%	90,000	87,498
Crystal River		11/11/10	7.63%	16,088	16,088
Biltmore Square		12/11/10	7.95%	26,000	17,342
Port Charlotte Town Center		12/11/10	7.98%	53,250	42,600

Subtotal 2010				214,758	190,006	8.10%
Ingram Park Mall	(9)	08/11/11	6.99%	83,668	83,668
Knoxville Center	(9)	08/11/11	6.99%	63,358	63,358
Northlake Mall	(9)	08/11/11	6.99%	73,091	73,091
Towne West Square	(9)	08/11/11	6.99%	54,768	54,768
Tacoma Mall		09/28/11	7.00%	134,096	134,096

Subtotal 2011				408,981	408,981	6.99%
Chesapeake Center		05/15/15	8.44%	6,563	6,563
Grove at Lakeland Square, The		05/15/15	8.44%	3,750	3,750
Terrace at Florida Mall, The		05/15/15	8.44%	4,688	4,688

Subtotal 2015				15,001	15,001	8.44%
Arsenal Mall—2		05/15/16	8.20%	1,991	1,991

Subtotal 2016				1,991	1,991	8.20%
Sunland Park Mall		01/01/26	8.63%	38,017	38,017

Subtotal 2026				38,017	38,017	8.63%
Keystone at the Crossing		07/01/27	7.85%	61,776	61,776

Subtotal 2027				61,776	61,776	7.85%

Total Consolidated Fixed Rate Mortgage Debt				2,662,849	2,531,936	7.39%

Variable Rate Mortgage Debt:
Bowie Mall—1	(5)	12/14/02	3.34%	1,294	1,294

Subtotal 2002				1,294	1,294	3.34%
Raleigh Springs Mall		02/23/03	3.49%	11,000	11,000
Richmond Towne Square	(1)	07/15/03	2.84%	57,853	57,853
Shops @ Mission Viejo		08/31/03	2.89%	148,073	148,073
Arboretum	(1)	11/30/03	3.34%	34,000	34,000

Subtotal 2003				250,926	250,926	2.96%
Jefferson Valley Mall	(1)	01/11/04	3.09%	60,000	60,000
North East Mall	(1)	05/21/04	3.21%	140,000	140,000
Waterford Lakes		08/16/04	3.24%	67,736	67,736

Subtotal 2004				267,736	267,736	3.19%
Brunswick Square	(1)	06/12/05	3.34%	45,000	45,000
Bowie Mall—2	(1),(5)	12/14/05	3.34%	54,664	54,664

Subtotal 2005				99,664	99,664	3.34%
Chesapeake Square	(1)	07/01/06	4.59%	47,000	35,250
Riverway	(1)	10/01/06	2.99%	110,000	110,000

Subtotal 2006				157,000	145,250	3.38%
White Oaks Mall	(1)	02/25/08	2.94%	48,563	44,844

Subtotal 2008				48,563	44,844	2.94%

Total Variable Rate Mortgage Debt				825,183	809,714	3.16%

Total Consolidated Mortgage Debt				3,488,032	3,341,650	6.36%

Fixed Rate Unsecured Debt:
Retail Property Trust (Bonds)		04/01/03	7.05%	100,000	100,000
Simon Property Group, LP (Bonds)		06/15/03	6.63%	375,000	375,000
Simon Property Group, LP (PATS)		11/15/03	6.75%	100,000	100,000

Subtotal 2003				575,000	575,000	6.72%
Shopping Center Associates (Bonds)		01/15/04	6.75%	150,000	150,000
Simon Property Group, LP (Bonds)		02/09/04	6.75%	300,000	300,000
Simon ERE Facility	(1)	07/31/04	7.75%	28,200	28,200
Simon Property Group, LP (Bonds)		07/15/04	6.75%	100,000	100,000
Retail Property Trust (Bonds)		08/15/04	7.75%	150,000	150,000

Subtotal 2004				728,200	728,200	6.99%
Shopping Center Associates (Bonds)		05/15/05	7.63%	110,000	110,000
Simon Property Group, LP (Bonds)		06/15/05	6.75%	300,000	300,000
Simon Property Group, LP (Medium Term Notes)		06/24/05	7.13%	100,000	100,000
Simon Property Group, LP (Bonds)		10/27/05	6.88%	150,000	150,000

Subtotal 2005				660,000	660,000	6.98%

Simon Property Group, LP (Bonds)		01/20/06	7.38%	300,000	300,000
Simon Property Group, LP (Bonds)		11/15/06	6.88%	250,000	250,000

Subtotal 2006				550,000	550,000	7.15%
Simon Property Group, LP (Medium Term Notes)		09/20/07	7.13%	180,000	180,000
Simon Property Group, LP (Bonds)		11/15/07	6.38%	750,000	750,000

Subtotal 2007				930,000	930,000	6.52%
Simon Property Group, LP (MOPPRS)		06/15/08	7.00%	200,000	200,000

Subtotal 2008				200,000	200,000	7.00%
Simon Property Group, LP (Bonds)		02/09/09	7.13%	300,000	300,000
Simon Property Group, LP (Bonds)		07/15/09	7.00%	150,000	150,000

Subtotal 2009				450,000	450,000	7.08%
Simon Property Group, LP (Bonds)		01/20/11	7.75%	200,000	200,000

Subtotal 2011				200,000	200,000	7.75%
Retail Property Trust (Bonds)		09/01/13	7.18%	75,000	75,000

Subtotal 2013				75,000	75,000	7.18%
Retail Property Trust (Bonds)		03/15/16	7.88%	250,000	250,000

Subtotal 2016				250,000	250,000	7.88%
Simon Property Group, LP (Bonds)		06/15/18	7.38%	200,000	200,000

Subtotal 2018				200,000	200,000	7.38%

Total Unsecured Fixed Rate Debt				4,818,200	4,818,200	6.99%

Variable Rate Unsecured Debt:
Unsecured Bridge Facility		04/29/03	2.49%	425,000	425,000

Subtotal 2003				425,000	425,000	2.49%
Simon Property Group, LP (Term Loan)	(1)	02/28/04	2.49%	150,000	150,000
Simon Property Group, LP (Term Loan)	(1)	03/15/04	2.64%	65,000	65,000
Simon ERE Facility	(1)	07/31/04	2.44%	26,335	26,335

Subtotal 2004				241,335	241,335	2.52%
Corporate Revolving Credit Facility	(1)	04/16/06	2.49%	623,000	623,000

Subtotal 2006				623,000	623,000	2.49%

Total Unsecured Variable Rate Debt				1,289,335	1,289,335	2.50%

Total Unsecured Debt				6,107,535	6,107,535	6.04%

Net Discount on Fixed-Rate Indebtedness				(671)	(1,299)	N/A
Fair Value Interest Rate Swaps				2,168	2,168	N/A
Total Consolidated Debt				9,597,064	9,450,054	6.15%

Joint Venture Indebtedness
Fixed Rate Mortgage Debt:
Crystal Mall		02/01/03	8.66%	46,118	34,390
Avenues, The		05/15/03	8.36%	54,746	13,687
Miami International Mall		12/21/03	6.91%	44,329	21,179

Subtotal 2003				145,193	69,255	8.07%
Solomon Pond		02/01/04	7.83%	93,423	45,906
Northshore Mall		05/14/04	9.05%	161,000	79,111
Indian River Commons		11/01/04	7.58%	8,268	4,134
Indian River Mall		11/01/04	7.58%	45,879	22,940

Subtotal 2004				308,570	152,091	8.42%
Westchester, The—1		09/01/05	8.74%	147,276	58,910
Westchester, The—2		09/01/05	7.20%	52,190	20,876
Houston Galleria		12/01/05	7.93%	240,545	75,736

Subtotal 2005				440,011	155,522	8.14%
Cobblestone Court		01/01/06	7.64%	6,179	2,163
Crystal Court		01/01/06	7.64%	3,569	1,249
Fairfax Court		01/01/06	7.64%	10,319	2,709
Gaitway Plaza		01/01/06	7.64%	7,349	1,715
Plaza at Buckland Hills, The		01/01/06	7.64%	17,679	6,055
Ridgewood Court		01/01/06	7.64%	7,979	2,793
Royal Eagle Plaza		01/01/06	7.64%	7,920	2,772
Village Park Plaza		01/01/06	7.64%	8,959	3,136
West Town Corners		01/01/06	7.64%	10,329	2,411
Westland Park Plaza		01/01/06	7.64%	4,950	1,155
Willow Knolls Court		01/01/06	7.64%	6,489	2,271
Yards Plaza, The		01/01/06	7.64%	8,270	2,895
CMBS Loan—1 Fixed (encumbers 13 Properties)	(6)	05/15/06	7.41%	300,000	150,000
CMBS Loan—2 Fixed (encumbers 13 Properties)	(6)	05/15/06	8.13%	57,100	28,550
Great Northeast Plaza		06/01/06	9.04%	17,073	8,537
Smith Haven Mall		06/01/06	7.86%	115,000	28,750
Mall of Georgia Crossing		06/09/06	7.25%	33,952	16,976
Greendale Mall		11/01/06	8.23%	41,246	20,267

Subtotal 2006				664,362	284,402	7.65%
River Ridge Mall		01/01/07	8.05%	23,199	2,660
Town Center at Cobb—1		04/01/07	7.54%	48,730	24,365
Town Center at Cobb—2		04/01/07	7.25%	63,909	31,955
Gwinnett Place—1		04/01/07	7.54%	38,248	19,124
Gwinnett Place—2		04/01/07	7.25%	83,978	41,989
Copely Place		08/01/07	7.44%	184,816	58,179
Mall at Rockingham		08/01/07	7.88%	98,432	24,184

Subtotal 2007				541,312	202,456	7.45%
Metrocenter		02/28/08	8.45%	29,618	14,809
Aventura Mall—A		04/06/08	6.55%	141,000	47,000
Aventura Mall—B		04/06/08	6.60%	25,400	8,467
Aventura Mall—C		04/06/08	6.89%	33,600	11,200
West Town Mall		05/01/08	6.90%	76,000	38,000
Mall of New Hampshire—1		10/01/08	6.96%	102,265	50,250

Mall of New Hampshire—2		10/01/08	8.53%	8,336	4,096
Fashion Valley Mall—1		10/11/08	6.49%	169,513	84,757
Fashion Valley Mall—2		10/11/08	6.58%	29,124	14,562
Source, The		11/06/08	6.65%	124,000	31,000

Subtotal 2008				738,856	304,141	6.79%
Woodland Hills Mall		01/01/09	7.00%	86,923	41,069
Apple Blossom Mall		09/10/09	7.99%	40,128	19,718
Auburn Mall		09/10/09	7.99%	46,978	23,084

Subtotal 2009				174,029	83,871	7.51%
Mall at Chestnut Hill		01/01/10	8.45%	14,924	7,047
Mall of Georgia		07/01/10	7.09%	200,000	100,000
Florida Mall, The		11/13/10	7.55%	266,648	133,324

Subtotal 2010				481,572	240,371	7.39%
Atrium at Chestnut Hill		03/11/11	6.89%	48,576	23,869
Cape Cod Mall		03/11/11	6.80%	98,806	48,551
European Assets—Fixed Components		04/01/11	6.52%	55,236	17,825
Highland Mall		06/30/11	6.83%	70,438	35,219
Fashion Centre Pentagon Retail		09/11/11	6.63%	165,737	70,438

Subtotal 2011				438,793	195,902	6.73%
Dadeland Mall		01/31/12	6.75%	199,304	99,652
Square One		03/11/12	6.73%	94,788	46,576

Subtotal 2012				294,092	146,228	6.74%

Total Joint Venture Fixed Rate Mortgage Debt				4,226,790	1,834,238	7.39%

Variable Rate Mortgage Debt:
Montreal Forum		07/31/02	6.00%	36,145	12,877
Shops at Sunset Place, The		08/14/02	2.99%	113,829	42,686

Subtotal 2002				149,974	55,563	3.69%
CMBS Loan—1 Floating (encumbers 13 Properties)	(6)	05/15/03	2.34%	184,500	92,250
Liberty Tree Mall	(1)	10/01/03	3.34%	45,610	22,412

Subtotal 2003				230,110	114,662	2.53%
Circle Centre Mall—1	(1)	01/31/04	2.28%	60,000	8,802
Circle Centre Mall—2	(1)	01/31/04	3.34%	7,500	1,100
Fashion Centre Pentagon Office	(1)	09/10/04	3.34%	33,000	14,025

Subtotal 2004				100,500	23,927	2.95%
Mall of America	(1)	03/10/05	2.37%	312,000	85,800
Emerald Square Mall—1	(1)	04/01/05	3.14%	129,400	63,584
Emerald Square Mall—2	(1)	04/01/05	4.89%	15,600	7,665
Northfield Square	(1)	04/30/05	4.34%	37,000	11,692
Seminole Towne Center	(1)	07/01/05	4.34%	70,500	31,725

Subtotal 2005				564,500	200,466	3.14%
CMBS Loan—2 Floating (encumbers 13 Properties)	(6)	05/15/06	2.21%	81,400	40,700

Subtotal 2006				81,400	40,700	2.21%

European Assets—Variable Components		03/28/10	5.48%	49,627	16,015

Subtotal 2010				49,627	16,015	5.48%

Total Joint Venture Variable Rate Mortgage Debt				1,176,111	451,332	3.04%

Unsecured Debt:
Mayflower Realty Credit Facility	(1)	07/12/05	4.34%	6,500	3,194

Subtotal 2003				6,500	3,194	4.34%

Total Unsecured Debt				6,500	3,194	4.34%

Net Premium on JV Fixed-Rate Indebtedness				10,437	5,233
Total Joint Venture Debt				5,419,838	2,293,998	6.53%

SPG's Share of Total Indebtedness					11,744,051	6.23%

Footnotes:

(1)
Includes applicable extensions available at Simon Group's option.

(2)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(3)
This Pool is secured by cross-collateralized and cross-defaulted mortgages encumbering these three Properties.

(4)
Through an interest rate protection agreement, effectively fixed at an all-in rate of 6.2%.

(5)
These Notes are cross-collateralized.

(6)
These Commercial Mortgage Notes are secured by cross-collateralized mortgages encumbering thirteen of the Properties (Eastland Mall, Southern Hills Mall, Lindale Mall, Southridge Mall, Granite Run Mall, Lake Square Mall, Northpark Mall, Southpark Mall, Valley Mall, Mesa Mall, Empire Mall, Empire East Mall and Rushmore Mall. A weighted average rate is used.

(7)
This Principal Mutual Pool 1 loan is secured by cross-collateralized and cross-defaulted mortgages encumbering four of the Properties (Anderson, Forest Village Park, Longview, and South Park). A weighted average rate is used for these Pool 1 Properties.

(8)
This property is a component of Pool 2 with Principal Mutual. The loan is secured by cross-collateralized and cross-defaulted mortgages encumbering six of the Properties (Eastland, Hutchinson, Markland, Midland, North Towne Square and Forest Mall).

(9)
These four notes are cross-collateralized.

(10)
These notes are secured by cross-collateralized and cross-defaulted mortgages encumbering seven of the Properties (West Ridge Mall, Bay Park Square, Boardman Plaza, Cheltenham Square, DeSoto Square, Upper Valley Mall and Washington Square.

(11)
These notes are cross-collateralized.

SIMON PROPERTY GROUP
Unencumbered Assets
As of June 30, 2002

Property Name	City	State
Regional Malls:
University Mall	Little Rock	AR
Southgate Mall	Yuma	AZ
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Westminster Mall	Westminster	CA
Aurora Mall	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Orange Park Mall	Orange Park	FL
Town Center at Boca Raton	Boca Raton	FL
Tyrone Square	St. Petersburg	FL
University Mall	Pensacola	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Alton Square	Alton	IL
Lincolnwood Town Center	Lincolnwood	IL
Machesney Park Mall	Rockford	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
Castleton Square Mall	Indianapolis	IN
Lafayette Square	Indianapolis	IN
Mounds Mall	Anderson	IN
Muncie Mall	Muncie	IN
Richmond Square	Richmond	IN
Prien Lake Mall	Lake Charles	LA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree (Boston)	MA
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
Independence Center	Independence	MO
SouthPark Mall	Charlotte	NC
Crossroads Mall	Omaha	NE

Pheasant Lane	Nashua	NH
Bergen Mall	Paramus (NYC)	NJ
Livingston Mall	Livingston (NYC)	NJ
Menlo Park Mall	Edison (NYC)	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway (NYC)	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Eastern Hills Mall	Williamsville	NY
Nanuet Mall	Nanuet (NYC)	NY
Roosevelt Field	Garden City (NYC)	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Summit Mall	Akron	OH
Woodville Mall	Northwood	OH
Heritage Park Mall	Midwest City	OK
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Amigoland Mall	Brownsville	TX
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Memorial Mall	Sheboygan	WI
Community Centers:
Highland Lakes Center	Orlando	FL
Bridgeview Court	Bridgeview	IL
Countryside Plaza	Countryside	IL
Fox River Plaza	Elgin	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Brightwood Plaza	Indianapolis	IN

Greenwood Plus	Greenwood	IN
Griffith Park Plaza	Griffith	IN
Markland Plaza	Kokomo	IN
Mounds Mall Cinema	Anderson	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN
Wabash Village	West Lafayette	IN
Washington Plaza	Indianapolis	IN
Wichita	Wichita	KS
Park Plaza	Hopkinsville	KY
Glen Burnie	Glen Burnie	MD
Rockaway Convenience Center	Rockaway (NYC)	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Northland Plaza	Columbus	OH
Eastland Plaza	Tulsa	OK
Charles Towne Square	Charleston	SC
Knoxville Commons	Knoxville	TN
Celina Plaza	El Paso	TX
Ingram Plaza	San Antonio	TX
Mainland Crossing	Texas City	TX
Martinsville Plaza	Martinsville	VA
Memorial Plaza	Sheboygan	WI
Mixed-Used:
New Orleans Centre	New Orleans	LA
Office:
O'Hare International Center	Rosemont	IL

SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of June 30, 2002

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference (in 000's)	Ticker Symbol
Preferred Shares:
Convertible
Simon Property Group, Inc.	Series A Preferred 6.5% Convertible(1)	18	$1,000	$18	N/A
Simon Property Group, Inc.	Series B Preferred 6.5% Convertible(2)	4,830,057	$100	$483,006	SPGPrB
Perpetual
Simon Property Group, Inc.	Series E Preferred 8% Cumulative Redeemable(3)	1,000,000	$25	$25,000	N/A
Simon Property Group, Inc.	Series F Preferred 8 3/4% Perpetual(4)	8,000,000	$25	$200,000	SPGPrF
Simon Property Group, Inc.	Series G Preferred 7.89% Perpetual(5)	3,000,000	$50	$150,000	SPGPrG
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible Preferred(6)	2,600,895	$28	$72,825	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable Preferred(7)	2,600,895	$30	$78,027	N/A

(1)
Assumed in connection with the CPI merger. Each share is convertible into a number of shares of common stock obtained by dividing $1,000 by $26.319 (conversion price), which is subject to adjustment as outlined below. The stock is not redeemable, except as needed to maintain or bring the direct or indirect ownership of the capital stock of the Company into conformity with the requirements of Section 856(a)(6) of the Code.

(2)
Issued as part of the consideration for the CPI merger. Each share is convertible into a number of shares of common stock of the Company obtained by dividing $100 by $38.669 (the conversion price), which is subject to adjustment as outlined below. The Company may redeem the stock on or after September 24, 2003 at a price beginning at 105% of the liquidation preference plus accrued dividends and declining to 100% of the liquidation preference plus accrued dividends any time on or after September 24, 2008. The shares are traded on the New York Stock Exchange. The closing price on June 28, 2002, was $96.00 per share. (The conversion prices of the Series A and Series B Convertible Preferred Stock are subject to adjustment by the Company in connection with certain events.)

(3)
Issued in connection with the acquisition of Mall of America. Simon Property Group, Inc. Series E Preferred 8% Cumulative Redeemable Stock is not redeemable prior to August 27, 2004.

(4)
Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001. The shares are redeemable on or after September 29, 2006. The shares are not convertible into any other securities of SPG. The shares are traded on the New York Stock Exchange. The closing price on June 28, 2002, was $26.21 per share.

(5)
Represent securities issued to holders of substantially identical securities of SPG Properties, Inc., a former subsidiary of SPG which was merged into SPG effective July 1, 2001. The Cumulative Step-Up Premium Rate Preferred Stock was issued at 7.89%. The shares are redeemable after September 30, 2007. Beginning October 1, 2012, the rate increases to 9.89%. The shares are not convertible into any other securities of SPG. The shares are traded on the New York Stock Exchange. The closing price on June 28, 2002 was $49.99 per share.

(6)
Issued in connection with the New England Development acquisition. Each unit/share is convertible into 0.75676 shares of common stock on or after August 27, 2004 if certain conditions are met. Each unit/share is not redeemable prior to August 27, 2009.

(7)
Issued in connection with the New England Development acquisition. Each unit/share is not redeemable prior to August 27, 2009.

QuickLinks

SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Total Common Shares and Units Outstanding at June 30, 2002: 240,213,381(2)
Fully Diluted Common Shares and Units Outstanding at June 30, 2002: 253,320,892
SIMON PROPERTY GROUP Selected Financial Information As of June 30, 2002 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Selected Financial Information As of June 30, 2002 Unaudited (In thousands, except as noted)
Simon Property Group, Inc. and SPG Realty Consultants, Inc. Balance Sheets—Including Pro-Rata Share of Real Estate Joint Ventures As of June 30, 2002
Simon Property Group, Inc. and SPG Realty Consultants, Inc. Statements of Operations—Including Pro-Rata Share of Real Estate Joint Ventures For Six Months Ended June 30, 2002
SIMON PROPERTY GROUP Analysis of Consolidated Other Income and Other Expense As of June 30, 2002 (In thousands)
SIMON PROPERTY GROUP EBITDA Composition and Asset Mix For the Six Months Ended June 30, 2002
Geographic Diversification of Regional Mall Portfolio(1)
Asset Mix of Portfolio
SIMON PROPERTY GROUP Portfolio GLA, Occupancy & Rent Data As of June 30, 2002
SIMON PROPERTY GROUP Rent Information As of June 30, 2002
SIMON PROPERTY GROUP Property Listing (sorted by state) As of June 30, 2002
SIMON PROPERTY GROUP Capital Expenditures For the Six Months Ended June 30, 2002 (In millions)
SIMON PROPERTY GROUP Development Activity As of June 30, 2002
SIMON PROPERTY GROUP Land Held for Future Development and Construction-in-Progress As of June 30, 2002 (In millions)
SIMON PROPERTY GROUP SPG's Share of Total Debt Amortization and Maturities by Year As of June 30, 2002 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of June 30, 2002